                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 August 9, 2002
                -------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                          Northfield Laboratories Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                000-24050                         36-3378733
--------------------------------------      -------------------------------     ------------------------------
    (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification
            Incorporation)                                                                  Number)

                               1560 Sherman Avenue
                                    Suite 1000
                          Evanston, Illinois 60201-4800
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (847) 864-3500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.           Financial Statements, Pro Forma Information and Exhibits.

                  (c)      Exhibits.

                  Exhibit 99.1   -     Statement of Steven A. Gould, M.D.,
                                       Chairman of the Board and Chief Executive
                                       Officer of Northfield Laboratories Inc.

                  Exhibit 99.2   -     Statement of Jack J. Kogut, Vice
                                       President - Finance of Northfield
                                       Laboratories Inc.



Item 9.           Regulation FD Disclosure.

                  On August 9, 2002, the Chief Executive Officer and Chief Financial Officer of Northfield Laboratories Inc. delivered statements to the Securities and Exchange Commission in accordance with the requirements of 18 U.S.C Section 1350 with respect to Northfield's Annual Report on Form 10-K for its fiscal year ended May 31, 2002. Copies of these statements are attached as exhibits to this report. These statements are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Northfield has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 9, 2002               NORTHFIELD LABORATORIES INC.

                                               By /s/ Jack J. Kogut
                                                 ------------------------------
                                                      Jack J. Kogut
                                                      Vice President - Finance